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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14145) of Toreador Royalty Corporation of our report dated March 17, 1997 appearing on page F-2 of this Annual Report on Form 10-K.




/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP


Dallas, Texas
March 17, 1997